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                                                                    EXHIBIT 99.1

DHC COMPLETES ACQUISITION OF AMERICAN REF-FUEL HOLDINGS CORP.

FAIRFIELD, NJ, JUNE 24, 2005 - Danielson Holding Corporation (Danielson) (AMEX:DHC) announced today that it has successfully completed the acquisition of American Ref-Fuel Holdings Corp. (ARC), an owner and operator of waste-to-energy facilities in the Northeast United States. Danielson's principal subsidiary, Covanta Energy Corporation (Covanta), is a leader in renewable energy and waste disposal in the United States and the ARC acquisition expands Covanta's presence in the attractive Northeast corridor. With this acquisition, ARC will be a wholly-owned subsidiary of Covanta.

Danielson paid $740 million in cash for the equity of ARC and assumed the consolidated net debt of ARC, which as of March 31, 2005 was $1.2 billion ($1.4 billion of consolidated indebtedness and $0.2 billion of cash and restricted cash) resulting in an ARC enterprise value of approximately $2.0 billion.

"The strategic acquisition of American Ref-Fuel enhances our core waste-to-energy business by integrating an organization with complementary skills and assets that will broaden our base of predictable revenue," stated Anthony Orlando, Danielson's Chief Executive Officer. Orlando continued, "Like Covanta, American Ref-Fuel has long demonstrated high operating standards and the ability to deliver competitive waste disposal service to customers. We now look forward to combining the strengths of these two outstanding organizations and their highly talented workforces."

Danielson purchased ARC from DLJ Merchant Banking Partners and its affiliated co-investors, each managed by Credit Suisse First Boston's Alternative Capital Division, and AIG Highstar Capital II, L.P. and certain affiliates. AIG Highstar Capital II, L.P. is a private equity fund sponsored by AIG Global Investment Group.

LEADER IN WASTE-TO-ENERGY

Danielson's primary business is the domestic waste-to-energy business of Covanta. Covanta is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta operates 25 waste-to-energy facilities in 15 states and processes approximately 31,000 tons of waste per day. The acquisition of ARC adds six waste-to-energy facilities in the northeastern United States that have a total waste processing capacity in excess of 13,000 tons per day, a waste procurement company, and two transfer stations in Massachusetts.

Danielson expects to achieve significant cost savings and other synergies as a result of the transaction. Cash savings estimated from a reduction in corporate SG&A are expected to be between $15 million to $20 million per year, when fully phased in by the end of 2007. Danielson estimates one-time transition costs of approximately $20 million. Additionally, Danielson believes that it will be able to achieve significant operating efficiencies through a combination of scale and expanded use of its internal maintenance teams at the newly acquired plants.

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FINANCING OF TRANSACTION

Danielson raised the necessary financing to complete the acquisition with a combination of debt and equity financing. The equity component of the financing consisted of the successful completion of an approximately $400 million rights offering of common stock to its shareholders. Support for the rights offering was strong with over 95% of basic subscription rights exercised and significant oversubscription interest. Pursuant to agreements entered into at the time Danielson agreed to acquire American Ref-Fuel, the three largest shareholders of Danielson, Third Avenue Trust, on behalf of the Third Avenue Value Fund Series, SZ Investments, L.L.C., and D. E. Shaw Laminar Portfolios, L.L.C., representing ownership of approximately 40% of Danielson's outstanding common stock, have each separately participated in the rights offering and purchased at least their pro rata portion in the rights offering.

Danielson's subsidiary Covanta has also completed its debt financing through Goldman Sachs Credit Partners L.P. and Credit Suisse, the proceeds from which were used to pay for the balance of the ARC purchase price and to refinance outstanding recourse debt of Covanta and its international holding company, Covanta Power International Holdings, Inc. Covanta's new debt facilities are comprised of the following:

      - a $715 million first lien facility comprised of a $100 million revolving credit facility, a $340 million letter of credit facility, and a $275 million term loan, and

      -     a $400 million second lien term loan facility.

ADVISORS

Goldman, Sachs & Co. served as financial advisor to Danielson and Credit Suisse First Boston LLC served as financial advisor to ARC. Skadden, Arps, Slate, Meagher & Flom LLP served as transaction counsel to Danielson and Neal, Gerber & Eisenberg LLP served as securities counsel to Danielson. Weil, Gotshal & Manges LLP and LeBoeuf, Lamb, Greene & MacRae served as transaction counsel to DLJ Merchant Banking Partners and AIG Highstar Capital.

ABOUT DANIELSON HOLDING CORPORATION

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Danielson's subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta's waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.

NOTE: Danielson's charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson's common stock without its prior consent.

ABOUT DLJ MERCHANT BANKING PARTNERS

DLJ Merchant Banking Partners (DLJMB) is a leading private equity investor that has a 20-year record of investing in leveraged buyouts and related transactions across a broad range of industries. DLJMB, with offices in New York, London, Houston and Buenos Aires, is part of Credit Suisse First Boston's Alternative Capital Division (ACD), which is one of the largest alternative asset managers in the world with more than $39 billion of assets under management.

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ACD is comprised of $23 billion of private equity assets under management across a diverse family of funds, including leveraged buyout funds, mezzanine funds, real estate funds, venture capital funds, fund of funds and secondary funds, as well as more than $16 billion of assets under management through its hedge fund (both direct and fund of funds), leveraged loan and CDO businesses.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this communication may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Danielson cautions investors that any forward-looking statements made by Danielson are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson, include, but are not limited to, the risks and uncertainties affecting their businesses described in Item 1 of Danielson's Annual Report on Form 10-K for the year ended December 31, 2003 and in other securities filings by Danielson and Covanta.

Although Danielson and Covanta believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Danielson's and Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither Danielson nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

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Contact: Elizabeth O'Melia
973-882-4193